Exhibit 10.15
FIRST AMENDMENT TO SUBLEASE (EXTENSION)
THIS FIRST AMENDMENT TO SUBLEASE ("First Amendment") is made and entered into effective as of November 18, 2022 (the “Effective Date”), by and between DROPBOX, INC., a Delaware corporation ("Sublandlord"), and LYFT, INC., a Delaware corporation (“Subtenant”).
R E C I T A L S :
A.    Sublandlord and Subtenant entered into to that certain Sublease dated February 23, 2016 (the “Sublease”), with respect to the subleasing of certain premises containing approximately 110,654 RSF consisting of: (I) Suite 3400 (the “Suite 3400 Premises”) on the 3rd floor of the “Wharfside Building” located at 185 Berry Street, San Francisco, California containing approximately 24,607 RSF, and (II) Suite 5000 (the “Suite 5000 Premises”), comprising the entire 5th floor of the Wharfside Building, containing approximately 86,047 RSF (collectively, the “Subleased Premises”).
B.    The Sublease is scheduled to expire by its terms as of January 31, 2023.
C.    Subtenant has entered into a direct lease with Master Landlord with respect to the Suite 3400 Premises which is scheduled to commence on March 1, 2023.

D.    Subtenant and Sublandlord desire to extend the Term of the Sublease for the month of February 2023 solely with respect to the Suite 3400 Premises as provided herein.

A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein by reference and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:
1.    Capitalized Terms. All undefined capitalized terms when used herein shall have the same respective meanings as are given such terms in the Sublease, unless expressly provided otherwise in this First Amendment.
2.    Extension. The Term of the Sublease solely with respect to the Suite 3400 Premises is hereby extended for a period (the “Extended Term”) commencing as of February 1, 2023 (the “Extension Commencement Date”) and expiring as of February 28, 2023. During the Extended Term, Subtenant will pay as Base Rent for the Suite 3400 Premises, the sum of $90.75 per RSF per annum ($186,090.44) and will pay all other Additional Rent as described in the Sublease with respect to the Suite 3400 Premises. On and after the Extension Commencement Date, (i) all references in the Sublease to the “Subleased Premises” shall refer to the Suite 3400 Premises only, (ii) the “Rentable Floor Area of the Subleased Premises” shall be reduced from 110,654 RSF to 24,607 RSF, (iii) Subtenant’s Percentage Share shall be reduced to 22.24%, and (iv) the number of parking spaces allocated to Subtenant pursuant to Section 18 of the Sublease shall be reduced to six (6) parking spaces. The Term of the Sublease with respect to the Suite 5000 Premises shall expire on January 31, 2023, and Subtenant shall surrender the Suite 5000 Premises to Sublandlord on said date with the restoration work specified hereinbelow having been completed and otherwise in accordance with the terms and conditions of the Sublease.
3.    Restoration. Notwithstanding any contrary provision of the Sublease, Subtenant hereby agrees that, in addition to any restoration or repair obligation of Subtenant set forth in the Sublease, Subtenant shall, at its sole cost and expense, be solely responsible for performing the restoration or repair obligations with respect to the Suite 5000 Premises, which shall be limited to the work specified in the document entitled Lyft Channel 5 Demo Permit Drawings (Permit #2022-0927-3187) attached hereto as Exhibit A (the “Subtenant Suite 5000 Restoration Work”); provided, however, that Sublandlord agrees that Subtenant shall not be required to remove any communications, computer tele/data cabling, AV lines or racks located in the Suite 5000 Premises (collectively, the “Cabling Removal Work”). Master Landlord, by signing this First Amendment below or pursuant to a separate written consent, hereby agrees that Sublandlord’s restoration or repair obligations with respect to the Suite 5000 Premises shall be limited to the Subtenant Suite 5000 Restoration Work (with the exception of the Cabling Removal Work which shall remain Sublandlord’s responsibility) and agrees that Sublandlord will have no obligation to perform (or pay for) the restoration, repair or removal of any improvements located in the Suite 5000 Premises as of the expiration of the Master Lease other than the Cabling Removal Work. Further, as a consequence of Master Landlord and Subtenant having entered into a direct lease with respect to the Suite 3400 Premises, Master Landlord agrees that Sublandlord is relieved of any restoration or repair obligation with respect to the Suite 3400 Premises, and Subtenant shall be responsible for any restoration or repair obligation with respect to the Suite 3400 Premises as may be set forth in such direct lease. Moreover, Sublandlord agrees that Subtenant is relieved of any restoration or repair obligation with respect to the Suite 3400 Premises pursuant to the terms of the Sublease.

807676.01/WLA 888888-00912/11.10.22/ejs/ejs	SUBLEASE EXTENSION AMENDMENT China Basin Landing [Dropbox/Lyft]
08274\001\9305170.v4

4.    Furniture. On or prior to the expiration of the Sublease with respect to the Suite 5000 Premises on January 31, 2023, Subtenant shall remove all of the Furniture from the Suite 5000 Premises in accordance with the terms of Section 23.2 of the Sublease, and Subtenant shall surrender the Suite 5000 Premises vacant and in broom-clean condition with the Subtenant Suite 5000 Restoration Work completed.
5.    No Other Modifications. Except as set forth in this First Amendment the terms of the Sublease shall remain unmodified and in full force and effect.
6.    Counterparts. This First Amendment may be executed in counterparts, including both counterparts that are executed on paper and counterparts that are in the form of electronic records and are executed electronically. An electronic signature means any electronic sound, symbol or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or e-mail electronic signatures. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original. The parties hereby acknowledge and agree that electronic records and electronic signatures, as well as facsimile signatures, may be used in connection with the execution of this First Amendment and electronic signatures, facsimile signatures or signatures transmitted by electronic mail in so-called pdf format shall be legal and binding and shall have the same full force and effect as if a paper original of this First Amendment had been delivered and had been signed using a handwritten signature. Sublandlord and Subtenant (i) agree that an electronic signature, whether digital or encrypted, of a party to this First Amendment is intended to authenticate this writing and to have the same force and effect as a manual signature, (ii) intended to be bound by the signatures (whether original, faxed or electronic) on any document sent or delivered by facsimile or electronic mail, or other electronic means, (iii) are aware that the other party will rely on such signatures, and (iv) hereby waive any defenses to the enforcement of the terms of this First Amendment based on the foregoing forms of signature. If this First Amendment has been executed by electronic signature, all parties executing this document are expressly consenting under the Electronic Signatures in Global and National Commerce Act (“E-SIGN”) and Uniform Electronic Transactions Act (“UETA”), that a signature by fax, email or other electronic means shall constitute an Electronic Signature to an Electronic Record under both E-SIGN and UETA with respect to this specific transaction.
7.    Miscellaneous.
    (a)    This First Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.
    (b)    In the case of any inconsistency between the provisions of the Sublease and this First Amendment, the provisions of this First Amendment shall govern and control.
    (c)    Subtenant hereby represents to Sublandlord that Subtenant has dealt with no broker in connection with this First Amendment. Subtenant agrees to defend, indemnify and hold Sublandlord harmless from all claims of any brokers claiming to have represented Subtenant in connection with this First Amendment. Sublandlord hereby represents to Subtenant that Sublandlord has dealt with no broker in connection with this First Amendment other than CBRE, Inc. Sublandlord agrees to indemnify and hold Subtenant harmless from all claims of any brokers claiming to have represented Sublandlord in connection with this First Amendment.
    (d)    Subtenant hereby covenants and warrants that (i) Subtenant is in good standing under the laws of the States of California and Delaware, (ii) Subtenant has full corporate power and authority to enter into this First Amendment and to perform all Subtenant’s obligations under the Sublease, as amended by this First Amendment, and (iii) each person signing this First Amendment on behalf of Subtenant is duly and validly authorized to do so. Sublandlord hereby covenants and warrants that (x) Sublandlord is in good standing under the laws of the States of California and Delaware, (y) Sublandlord has full corporate power and authority to enter into this First Amendment and to perform all Sublandlord’s obligations under the Sublease, as amended by this First Amendment, and (z) each person signing this First Amendment on behalf of Sublandlord is duly and validly authorized to do so.

807676.01/WLA 888888-00912/11-11-22/ejs/ejs	-2-	SUBLEASE EXTENSION AMENDMENT China Basin Landing [Dropbox/Lyft]
08274\001\9305170.v4

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the Effective Date.
"Sublandlord":
DROPBOX, INC.,
a Delaware corporation
By: /s/ Tim Regan
Name: Tim Regan
Its: CFO

“Subtenant”:
LYFT, INC.,
a Delaware corporation
By: /s/ Rachel Goldstein
Rachel Goldstein
VP, Real Estate Development, Operations & EHS

Landlord, signing below hereby consent to the amendment of the Sublease as set forth herein, and expressly consents to and agrees with the provisions of Section 3 above.

"Landlord":
SPF CHINA BASIN HOLDINGS, LLC,
a Delaware limited liability company
By:    SPF China Basin Acquisition, LLC,
a Delaware limited liability company
Managing Member
By:    Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A.,
Sole Member
By:    JPMorgan Chase Bank, N.A.,
Trustee
By:    /s/ Karen Wilbrecht
Name: Karen Wilbrecht
Title: Executive Director

807676.01/WLA 888888-00912/11-11-22/ejs/ejs	-3-	SUBLEASE EXTENSION AMENDMENT China Basin Landing [Dropbox/Lyft]
08274\001\9305170.v4

EXHIBIT A
Subtenant Suite 5000 Restoration Work

CHINA BASIN
185

COPYRIGHT © 2014 by STUDIOS architecture

STUDIOS architecture

185 BERRY STREET
SAN FRANCISCO, CA 94107

PROJECT INFORMATION

PROJECT NAME	LYFT - SF HQ PHASE 5
PROJECT ADDRESS	185 BERRY STREET, SAN FRANCISCO, CA 94107
ASSESSOR'S PARCEL NO.	3803-005
EXISTING USE	OFFICE
PROPOSED USE	OFFICE
OCCUPANCY GROUP(S)	B - OFFICE
CONSTRUCTION TYPE	TYPE II-A, FULLY SPRINKLERED
NO. OF FLOORS	5
TOTAL BUILDING AREA	437,500 S.F.
AREA OF DEMOLITION	5TH FLOOR - 6,385 S.F.
LIFE SAFETY	AUTOMATIC SPRINKLER SYSTEM THROUGHOUT

PROJECT DESCRIPTION

NON STRUCTURAL, INTERIOR DEMOLITION OF SOME WALLS, DOORS, LIGHTS, MILLWORK, FINISHES & EQUIPMENT - PARTIAL FLOOR

VICINITY MAP

185 BERRY STREET
SAN FRANCISCO, CA
94107

PROJECT DIRECTORY

CLIENT: LYFT, INC.	185 BERRY ST SAN FRANCISCO, CA 94107 Alison Fishman T: 949.705.7243 E: afishman@lyft.com	Kaleo Cuaresma 650-825-8573 kcuaresma@lyft.com
ARCHITECT: STUDIOS ARCHITECTURE	350 CALIFORNIA ST, 21ST FLOOR SAN FRANCISCO, CA 94104 MELISSA DUFFY T: 415.732.5313 E: mduffy@studios.com	
GENERAL CONTRACTOR: NOVO CONSTRUCTION, INC.	608 FOLSOM ST SAN FRANCISCO, CA 94107 RYAN SMITH T: 415.932.5919 E: r.smith@novoconstruction.com	

ZONE A
ZONE B
ZONE C

1 CHANNEL BLDG - FLOOR 5 - DEMO KEY PLAN
SCALE 1/32" = 1'-0"

APPLICABLE CODES AND REGULATIONS

ALL WORK SHALL COMPLY WITH THE APPLICABLE CODES, AMENDMENTS, RULES, REGULATIONS, ORDINANCES, LAWS, ORDERS, APPROVALS, ETC., THAT ARE REQUIRED BY PUBLIC AUTHORITIES. IN THE EVENT OF CONFLICT, THE MOST STRINGENT REQUIREMENTS SHALL COMPLY. REQUIREMENTS INCLUDE, BUT ARE NOT LIMITED TO THE CURRENT APPLICABLE EDITIONS OR PUBLICATIONS OF THE FOLLOWING (OR OTHERWISE NOTED):

CALIFORNIA CODE OF REGULATIONS (CCR) TITLE 24 (2016)
- PART 1 - ADMINISTRATIVE CODE
- PART 2 - CALIFORNIA BUILDING CODE (CBC), VOL. I & II
- PART 3 - CALIFORNIA ELECTRICAL CODE (CEC)
- PART 4 - CALIFORNIA MECHANICAL CODE (CMC)
- PART 5 - CALIFORNIA PLUMBING CODE (CPC)
- PART 6 - CALIFORNIA ENERGY CODE
- PART 9 - CALIFORNIA FIRE CODE, (CFC)
- PART 11 - CALIFORNIA GREEN BUILDING STANDARDS, (CAL GREEN)
- PART 12 - CALIFORNIA REFERENCED STANDARDS

CALIFORNIA CODE OF REGULATIONS (CCR) TITLE 8, CAL/OSHA

SAN FRANCISCO BUILDING CODE AMENDMENTS (2016)

NATIONAL FIRE PROTECTION AGENCY
- NFPA 13 STANDARD FOR THE INSTALLATION OF SPRINKLER SYSTEMS (2016)
- NFPA 70 NATIONAL ELECTRICAL CODE (2017)
- NFPA 72 NATIONAL FIRE ALARM AND SIGNALING CODE (2016)
- NFPA 101 LIFE SAFETY CODE (2015)

AMERICANS WITH DISABILITIES ACT (2010)

SHEET INDEX - DEMO PERMIT		
SHEET NUMBER	SHEET NAME	DEMO PERMIT
G0.05	COVER SHEET - DEMO PERMIT	•
A1.15A	DEMOLITION PLAN - FLOOR C5 - A	•
A1.15B	DEMOLITION PLAN - FLOOR C5 - B	•
A1.15C	DEMOLITION PLAN - FLOOR C5 - C	•

Nicholas Lo Bugl[illegible]
SEP 27 2022

ISSUED FOR: DATE:

2022.09.27.3187

APPROVED
Dept. of Building Insp.
San Francisco
SEP 27 2022

RECEIVED
SEP 27 2022

1	L5 DEMO - ISSUE FOR PERMIT	09.23

BERRY
400 300 200 100
CHANNEL

COVER SHEET - DEMO PERMIT

G0.05

PROJECT NO. 22532.00

807676.01/WLA 888888-00912/11-11-22/ejs/ejs	-4-	SUBLEASE EXTENSION AMENDMENT China Basin Landing [Dropbox/Lyft]
08274\001\9305170.v4

COPYRIGHT © 2014 by STUDIOS architecture

STUDIOS *architecture*

185 BERRY STREET
SAN FRANCISCO, CA 94107

1
2
3
4
5
A
B
C
D
E
F
REMOVE & PRESERVE FULL HT. WHITEBOARDS - TYP THIS ROOM
REMOVE PLANTS, MILLWORK BENCH, PLANTER WALL & FLOORING

1 ZONE A - PLAN
SCALE: 1/8" = 1'-0"

1
2
3
4
5
A
B
C
D
E
F
B.O. SLAB
DF4

2 ZONE A - RCP
SCALE: 1/8" = 1'-0"

ISSUED FOR:		DATE:
1	LS DEMO - ISSUE FOR PERMIT	09.23.22

APPROVED
Dept. of Building Insp.
SEP 27 2022
DEPT. OF BUILDING INSPECTION

RECEIVED
SEP 27 2022

Nicholas Lo Buglio, DBI
SEP 27 2022

DEMOLITION PLAN - GENERAL NOTES

1. THE DEMOLITION PLAN IS A GRAPHIC REPRESENTATION OF THE EXISTING FIELD CONDITIONS BASED ON THE INFORMATION PROVIDED TO THE ARCHITECT. IT IS NOT INTENDED TO BE A RECORD DRAWING OF THE EXISTING BUILDING. DEMOLITION DRAWINGS ARE DEVELOPED TO SHOW BOUNDARIES AND SCOPE TO THE NON-STRUCTURAL DEMOLITION OF SELECTED ITEMS. THE CONTRACTOR SHALL PERFORM A DETAILED WALK-THROUGH WITH THE TENANT'S REPRESENTATIVE TO CONFIRM THE SCOPE OF WORK, VERIFY THE EXISTING CONDITIONS, AND ALL CONFLICTS WITH THE SCHEDULED SCOPE OF WORK. THE CONTRACTOR SHALL BE RESPONSIBLE FOR THE REMOVAL OF AND REPLACEMENT OF EXISTING UTILITIES AS REQUIRED TO COMPLETE THE NEW SCOPE OF WORK AS SHOWN IN THE CONTRACT DOCUMENTS. THE ARCHITECT SHALL BE NOTIFIED OF ALL DISCREPANCIES FOUND BETWEEN THE ACTUAL FIELD CONDITIONS AND THE DRAWINGS.

2. DEMO CONTRACTOR SHALL COMPLY WITH ALL PERTINENT CITY OF SAN FRANCISCO REQUIREMENTS FOR DEMOLITION, INCLUDING BUT NOT LIMITED TO, REMOVAL OF DEBRIS FROM BUILDING, EXTERIOR DUST CONTROL, LOCATION AND TYPE OF CONTAINERS, AND OFFSITE DISPOSAL OF WASTE AND DEBRIS. 100% OF MIXED DEBRIS MUST BE TAKEN BY A REGISTERED TRANSPORTER TO A REGISTERED FACILITY AND PROCESSED FOR RECYCLING. DEMONSTRATE > 65% RECOVERY.

3. DEMO CONTRACTOR SHALL COMPLY WITH ALL PERTINENT REQUIREMENTS OF THE CALIFORNIA OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION (CAL-OSHA) FOR DEMOLITION. PROVIDE TEMPORARY BARRICADES AND OTHER FORMS OF PROTECTION TO ENSURE PUBLIC SAFETY.

4. DEMO CONTRACTOR SHALL CONFIRM THE BUILDING OWNER'S APPROVED METHODS OF DEMOLITION, ROUTING OF DEBRIS REMOVAL AND LOCATION OF CONTAINERS. ALL DEBRIS AND WASTE SHALL BE PLACED IN APPROVED CONTAINERS, COVERED OVERNIGHT AND WEEKENDS, AND HAULED AWAY ON A REGULAR BASIS. THE EXTERIOR OF THE BUILDING AND ADJACENT PUBLIC PROPERTY SHALL BE PROTECTED FROM DAMAGE. EXTERIOR AREAS SHALL BE SWEPT CLEAN DAILY.

5. BEFORE COMMENCING DEMOLITION, SURVEY AREAS WITH BUILDING OWNER'S REPRESENTATIVE TO DETERMINE ITEMS TO BE SALVAGED AND RETURNED TO OWNER.

6. HAZARDOUS MATERIAL ABATEMENT IS NOT INCLUDED IN THE SCOPE OF WORK IN THESE DOCUMENTS, AND THE ARCHITECT TAKES NO RESPONSIBILITY FOR THEIR DETECTION OR REMOVAL. THE ABATEMENT, REMOVAL, PREPARATION AND/OR STABILIZATION OF THESE MATERIALS SHALL BE PERFORMED BY A HAZARDOUS MATERIALS REMEDIATION COMPANY, TO BE SELECTED UNDER SEPARATE CONTRACT. THE INTENT IS THAT ASBESTOS-CONTAINING MATERIALS SUBJECT TO FULL OR PARTIAL DEMOLITION WILL BE REMOVED AND ABATED PRIOR TO THE GENERAL CONTRACTOR COMMENCING WORK.

7. PROTECT EXISTING UTILITIES INDICATED TO REMAIN IN SERVICE. DO NOT INTERRUPT UTILITIES SERVING OCCUPIED FACILITIES, EXCEPT WHEN AUTHORIZED BY BUILDING OWNER AND AUTHORITIES HAVING JURISDICTION. IN SUCH CASES, PROVIDE TEMPORARY UTILITIES AS REQUIRED.

8. EXISTING FIRE SPRINKLERS, FIRE HOSE VALVE AND EXISTING FIRE ALARM TO REMAIN OPERATIONAL THROUGHOUT THE CONSTRUCTION PROCESS.

9. CONTRACTOR TO PATCH AND REPAIR ANY EXISTING WALLS THAT ARE DAMAGED.

10. WHERE FINISHES HAVE BEEN REMOVED FROM (E) WALLS TO REMAIN, PATCH & RE-PAINT WALLS AS REQUIRED

11. PATCH EXISTING SPRAY FIREPROOFING AT COLUMNS & BEAMS WHERE DAMAGED

12. SAFE OFF ALL EXISTING WORKSTATION POWER AT THE ELECTRICAL WHIP JUNCTION BOX AND LEAVE EXISTING TELE/DATA CABLES COILED. EXISTING CONDUITS, IN-WALL INFRASTRUCTURE, ELECTRICAL WIRING, AND TELE/DATA CABLING TO REMAIN.

13. SAFE OFF ALL EXISTING ELECTRIFIED CONFERENCE ROOM TABLE POWER AT THE FLOOR MONUMENT/JUNCTION BOX AND LEAVE EXISTING TELE/DATA CABLES COILED ON THE FLOOR. BELOW FLOOR CONDUIT INFRASTRUCTURE, ELECTRICAL WIRING, AND TELE/DATA CABLING TO REMAIN.

14. REMOVE ALL TV'S/MONITORS AND MOUNTING BRACKETS IN THE CONFERENCE ROOMS, MEETING ROOMS, OFFICES, AND OPEN AREAS. ALL ELECTRICAL/DATA/AV PARTITION OUTLETS AND IN-WALL INFRASTRUCTURE TO REMAIN. ALL PARTITIONS TO BE PATCHED AND PAINTED AFTER TV'S/MONITORS AND MOUNTING BRACKETS ARE REMOVED.

15. REMOVE ALL ROOM SCHEDULERS THROUGHOUT THE 5TH FLOOR. EXISTING DOOR FRAMES TO REMAIN AS IS, U.O.N.

16. ALL LIGHTING, SWITCHING, CONDUITS, AND INFRASTRUCTURE / POWER POLES TO REMAIN U.O.N.

17. ALL ELECTRICAL WIRING AND DISTRIBUTION TO REMAIN U.O.N.

18. ALL MECHANICAL SYSTEMS AND CONTROLS TO REMAIN U.O.N.

19. SAFE OFF AND REMOVE ALL IT/AV/SECURITY EQUIPMENT IN THE EXISTING IT/IDF ROOMS. EXISTING IT RACKS, TELE/DATA CABLING, ELECTRICAL INFRASTRUCTURE, AND SUPPLEMENTAL COOLING TO REMAIN.

20. EXISTING EXPOSED CEILING AND ACOUSTICAL CEILINGS TO REMAIN, INCLUDING EXISTING FINISHES U.O.N.

21. EXISTING FABRIC WALL PANELS ARE TO REMAIN, U.O.N.

22. GC TO COORDINATE W/ CLIENT ON FF&E SCOPE TO PRESERVE

23. PAINT ALL COLORED WALLS, CEILINGS & COLUMNS WHITE

24. REMOVE ALL LYFT BRANDING ELEMENTS

25. REMOVE ALL ARTWORK, WALL ACCESSORIES, WAYFINDING, SIGNAGE, WHITEBOARDS - PATCH & REPAINT WALLS AS NEEDED

DEMOLITION PLAN - LEGEND

(dashed line)	DEMOLITION
(solid line)	EXISTING TO REMAIN
(shaded)	NO DEMO WORK IN THIS AREA

DEMOLITION PLAN - SHEET NOTES

① AREA OF DEMOLITION TO REMAIN VACANT UNTIL ALL ACCESSIBILITY FEATURES HAVE BEEN RESTORED, PERSF ADMINISTRATIVE BULLETIN AB 017.

BERRY
400
300
200
100
400
300
200
100
CHANNEL
N

DEMOLITION PLAN - FLOOR C5 - A

A1.15A

PROJECT NO. 22532.00

807676.01/WLA 888888-00912/11-11-22/ejs/ejs	-5-	SUBLEASE EXTENSION AMENDMENT China Basin Landing [Dropbox/Lyft]
08274\001\9305170.v4

COPYRIGHT © 2014 by STUDIOS architecture

STUDIOS architecture

185 BERRY STREET
SAN FRANCISCO, CA 94107

22
23
25
26
27
A
B
C
D
E
F
MOTHERS RM
STORAGE
REMOVE INSTALLATION, PATCH & PAINT WALL WHITE TO MATCH (E)

1 ZONE B - PLAN

SCALE: 1/8" = 1'-0"

REMOVE & PRESERVE YOYO CEILING
22
23
25
26
27
A
B
C
D
E
F
MOTHERS RM
STORAGE

2 ZONE B - RCP

SCALE: 1/8" = 1'-0"

ISSUED FOR: DATE:

APPROVED Dept. of Building Insp. - San Francisco -

SEP 27 2022

DIRECTOR DEPT. OF BUILDING INSPECTION

RECEIVED

SEP 27 2022

DEPT. OF BUILDING INSPECTION THIS PLAN MEETS THE QUALITY STANDARD FOR DIGITIZING ACCEPTED

1	L5 DEMO - ISSUE FOR PERMIT	09.23.22

Nicholas Lo Buglio, DBI

SEP 27 2022

DEMOLITION PLAN - GENERAL NOTES

1. THE DEMOLITION PLAN IS A GRAPHIC REPRESENTATION OF THE EXISTING FIELD CONDITIONS BASED ON THE INFORMATION PROVIDED TO THE ARCHITECT. IT IS NOT INTENDED TO BE A RECORD DRAWING OF THE EXISTING BUILDING. DEMOLITION DRAWINGS ARE DEVELOPED TO SHOW BOUNDARIES AND SCOPE TO THE NON-STRUCTURAL DEMOLITION OF SELECTED ITEMS. THE CONTRACTOR SHALL PERFORM A DETAILED WALK-THROUGH WITH THE TENANT'S REPRESENTATIVE TO CONFIRM THE SCOPE OF WORK, VERIFY THE EXISTING CONDITIONS, AND ALL CONFLICTS WITH THE SCHEDULED SCOPE OF WORK. THE CONTRACTOR SHALL BE RESPONSIBLE FOR THE REMOVAL OF AND REPLACEMENT OF EXISTING UTILITIES AS REQUIRED TO COMPLETE THE NEW SCOPE OF WORK AS SHOWN IN THE CONTRACT DOCUMENTS. THE ARCHITECT SHALL BE NOTIFIED OF ALL DISCREPANCIES FOUND BETWEEN THE ACTUAL FIELD CONDITIONS AND THE DRAWINGS.

2. DEMO CONTRACTOR SHALL COMPLY WITH ALL PERTINENT CITY OF SAN FRANCISCO REQUIREMENTS FOR DEMOLITION, INCLUDING BUT NOT LIMITED TO, REMOVAL OF DEBRIS FROM BUILDING, EXTERIOR DUST CONTROL, LOCATION AND TYPE OF CONTAINERS, AND OFFSITE DISPOSAL OF WASTE AND DEBRIS. 100% OF MIXED DEBRIS MUST BE TAKEN BY A REGISTERED TRANSPORTER TO A REGISTERED FACILITY AND PROCESSED FOR RECYCLING. DEMONSTRATE > 65% RECOVERY.

3. DEMO CONTRACTOR SHALL COMPLY WITH ALL PERTINENT REQUIREMENTS OF THE CALIFORNIA OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION (CAL-OSHA) FOR DEMOLITION. PROVIDE TEMPORARY BARRICADES AND OTHER FORMS OF PROTECTION TO ENSURE PUBLIC SAFETY.

4. DEMO CONTRACTOR SHALL CONFIRM THE BUILDING OWNER'S APPROVED METHODS OF DEMOLITION, ROUTING OF DEBRIS REMOVAL AND LOCATION OF CONTAINERS. ALL DEBRIS AND WASTE SHALL BE PLACED IN APPROVED CONTAINERS, COVERED OVERNIGHT AND WEEKENDS, AND HAULED AWAY ON A REGULAR BASIS. THE EXTERIOR OF THE BUILDING AND ADJACENT PUBLIC PROPERTY SHALL BE PROTECTED FROM DAMAGE. EXTERIOR AREAS SHALL BE SWEPT CLEAN DAILY.

5. BEFORE COMMENCING DEMOLITION, SURVEY AREAS WITH BUILDING OWNER'S REPRESENTATIVE TO DETERMINE ITEMS TO BE SALVAGED AND RETURNED TO OWNER.

6. HAZARDOUS MATERIAL ABATEMENT IS NOT INCLUDED IN THE SCOPE OF WORK IN THESE DOCUMENTS, AND THE ARCHITECT TAKES NO RESPONSIBILITY FOR THEIR DETECTION OR REMOVAL. THE ABATEMENT, REMOVAL, PREPARATION AND/OR STABILIZATION OF THESE MATERIALS SHALL BE PERFORMED BY A HAZARDOUS MATERIALS REMEDIATION COMPANY, TO BE SELECTED UNDER SEPARATE CONTRACT. THE INTENT IS THAT ASBESTOS-CONTAINING MATERIALS SUBJECT TO FULL OR PARTIAL DEMOLITION WILL BE REMOVED AND ABATED PRIOR TO THE GENERAL CONTRACTOR COMMENCING WORK.

7. PROTECT EXISTING UTILITIES INDICATED TO REMAIN IN SERVICE. DO NOT INTERRUPT UTILITIES SERVING OCCUPIED FACILITIES, EXCEPT WHEN AUTHORIZED BY BUILDING OWNER AND AUTHORITIES HAVING JURISDICTION. IN SUCH CASES, PROVIDE TEMPORARY UTILITIES AS REQUIRED.

8. EXISTING FIRE SPRINKLERS, FIRE HOSE VALVE AND EXISTING FIRE ALARM TO REMAIN OPERATIONAL THROUGHOUT THE CONSTRUCTION PROCESS.

9. CONTRACTOR TO PATCH AND REPAIR ANY EXISTING WALLS THAT ARE DAMAGED.

10. WHERE FINISHES HAVE BEEN REMOVED FROM (E) WALLS TO REMAIN, PATCH & RE-PAINT WALLS AS REQUIRED

11. PATCH EXISTING SPRAY FIREPROOFING AT COLUMNS & BEAMS WHERE DAMAGED

12. SAFE OFF ALL EXISTING WORKSTATION POWER AT THE ELECTRICAL WHIP JUNCTION BOX AND LEAVE EXISTING TELE/DATA CABLES COILED. EXISTING CONDUITS, IN-WALL INFRASTRUCTURE, ELECTRICAL WIRING, AND TELE/DATA CABLING TO REMAIN.

13. SAFE OFF ALL EXISTING ELECTRIFIED CONFERENCE ROOM TABLE POWER AT THE FLOOR MONUMENT/JUNCTION BOX AND LEAVE EXISTING TELE/DATA CABLES COILED ON THE FLOOR. BELOW FLOOR CONDUIT INFRASTRUCTURE, ELECTRICAL WIRING, AND TELE/DATA CABLING TO REMAIN.

14. REMOVE ALL TV'S/MONITORS AND MOUNTING BRACKETS IN THE CONFERENCE ROOMS, MEETING ROOMS, OFFICES, AND OPEN AREAS. ALL ELECTRICAL/DATA/AV PARTITION OUTLETS AND IN-WALL INFRASTRUCTURE TO REMAIN. ALL PARTITIONS TO BE PATCHED AND PAINTED AFTER TV'S/MONITORS AND MOUNTING BRACKETS ARE REMOVED.

15. REMOVE ALL ROOM SCHEDULERS THROUGHOUT THE 5TH FLOOR. EXISTING DOOR FRAMES TO REMAIN AS IS, U.O.N.

16. ALL LIGHTING, SWITCHING, CONDUITS, AND INFRASTRUCTURE / POWER POLES TO REMAIN U.O.N.

17. ALL ELECTRICAL WIRING AND DISTRIBUTION TO REMAIN U.O.N.

18. ALL MECHANICAL SYSTEMS AND CONTROLS TO REMAIN U.O.N.

19. SAFE OFF AND REMOVE ALL IT/AV/SECURITY EQUIPMENT IN THE EXISTING IT/IDF ROOMS. EXISTING IT RACKS, TELE/DATA CABLING, ELECTRICAL INFRASTRUCTURE, AND SUPPLEMENTAL COOLING TO REMAIN.

20. EXISTING EXPOSED CEILING AND ACOUSTICAL CEILINGS TO REMAIN, INCLUDING EXISTING FINISHES U.O.N.

21. EXISTING FABRIC WALL PANELS ARE TO REMAIN, U.O.N.

22. GC TO COORDINATE W/ CLIENT ON FF&E SCOPE TO PRESERVE

23. PAINT ALL COLORED WALLS, CEILINGS & COLUMNS WHITE

24. REMOVE ALL LYFT BRANDING ELEMENTS

25. REMOVE ALL ARTWORK, WALL ACCESSORIES, WAYFINDING, SIGNAGE, WHITEBOARDS - PATCH & REPAINT WALLS AS NEEDED

DEMOLITION PLAN - LEGEND

- DEMOLITION
- EXISTING TO REMAIN
- NO DEMO WORK IN THIS AREA

DEMOLITION PLAN - SHEET NOTES

① AREA OF DEMOLITION TO REMAIN VACANT UNTIL ALL ACCESSIBILITY FEATURES HAVE BEEN RESTORED, PERSF ADMINISTRATIVE BULLETIN AB 017.

BERRY
400
300
200
100
CHANNEL
4TH ST

DEMOLITION PLAN - FLOOR C5 - B

A1.15B

PROJECT NO. 22532.00

807676.01/WLA 888888-00912/11-11-22/ejs/ejs	-6-	SUBLEASE EXTENSION AMENDMENT China Basin Landing [Dropbox/Lyft]
08274\001\9305170.v4

COPYRIGHT © 2014 by STUDIOS architecture

STUDIOS architecture

185 BERRY STREET
SAN FRANCISCO, CA 94107

REMOVE & PRESERVE NEON LIGHT, PATCH & PAINT WALL TO MATCH (E) AS REQUIRED
32
34
35
36
37
38
A
B
C
D
E
F
REMOVE WARMING OVENS, WORKTABLES, REFRIGERATORS

1 ZONE C - PLAN
SCALE 1/8" = 1'-0"

ISSUED FOR: DATE:

1 L5 DEMO - ISSUE FOR PERMIT 09.23.22

APPROVED Dept. of Building Insp. San Francisco
SEP 27 2022

RECEIVED
SEP 27 2022
DEPT. OF BUILDING INSPECTION

Nicholas Lo Buglio, DBI
SEP 27 2022

DEMOLITION PLAN - GENERAL NOTES

1. THE DEMOLITION PLAN IS A GRAPHIC REPRESENTATION OF THE EXISTING FIELD CONDITIONS BASED ON THE INFORMATION PROVIDED TO THE ARCHITECT. IT IS NOT INTENDED TO BE A RECORD DRAWING OF THE EXISTING BUILDING. DEMOLITION DRAWINGS ARE DEVELOPED TO SHOW BOUNDARIES AND SCOPE TO THE NON-STRUCTURAL DEMOLITION OF SELECTED ITEMS. THE CONTRACTOR SHALL PERFORM A DETAILED WALK-THROUGH WITH THE TENANT'S REPRESENTATIVE TO CONFIRM THE SCOPE OF WORK, VERIFY THE EXISTING CONDITIONS, AND ALL CONFLICTS WITH THE SCHEDULED SCOPE OF WORK. THE CONTRACTOR SHALL BE RESPONSIBLE FOR THE REMOVAL OF AND REPLACEMENT OF EXISTING UTILITIES AS REQUIRED TO COMPLETE THE NEW SCOPE OF WORK AS SHOWN IN THE CONTRACT DOCUMENTS. THE ARCHITECT SHALL BE NOTIFIED OF ALL DISCREPANCIES FOUND BETWEEN THE ACTUAL FIELD CONDITIONS AND THE DRAWINGS.

2. DEMO CONTRACTOR SHALL COMPLY WITH ALL PERTINENT CITY OF SAN FRANCISCO REQUIREMENTS FOR DEMOLITION, INCLUDING BUT NOT LIMITED TO, REMOVAL OF DEBRIS FROM BUILDING, EXTERIOR DUST CONTROL, LOCATION AND TYPE OF CONTAINERS, AND OFFSITE DISPOSAL OF WASTE AND DEBRIS. 100% OF MIXED DEBRIS MUST BE TAKEN BY A REGISTERED TRANSPORTER TO A REGISTERED FACILITY AND PROCESSED FOR RECYCLING. DEMONSTRATE > 65% RECOVERY.

3. DEMO CONTRACTOR SHALL COMPLY WITH ALL PERTINENT REQUIREMENTS OF THE CALIFORNIA OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION (CAL-OSHA) FOR DEMOLITION. PROVIDE TEMPORARY BARRICADES AND OTHER FORMS OF PROTECTION TO ENSURE PUBLIC SAFETY.

4. DEMO CONTRACTOR SHALL CONFIRM THE BUILDING OWNER'S APPROVED METHODS OF DEMOLITION, ROUTING OF DEBRIS REMOVAL AND LOCATION OF CONTAINERS. ALL DEBRIS AND WASTE SHALL BE PLACED IN APPROVED CONTAINERS, COVERED OVERNIGHT AND WEEKENDS, AND HAULED AWAY ON A REGULAR BASIS. THE EXTERIOR OF THE BUILDING AND ADJACENT PUBLIC PROPERTY SHALL BE PROTECTED FROM DAMAGE. EXTERIOR AREAS SHALL BE SWEPT CLEAN DAILY.

5. BEFORE COMMENCING DEMOLITION, SURVEY AREAS WITH BUILDING OWNER'S REPRESENTATIVE TO DETERMINE ITEMS TO BE SALVAGED AND RETURNED TO OWNER.

6. HAZARDOUS MATERIAL ABATEMENT IS NOT INCLUDED IN THE SCOPE OF WORK IN THESE DOCUMENTS, AND THE ARCHITECT TAKES NO RESPONSIBILITY FOR THEIR DETECTION OR REMOVAL. THE ABATEMENT, REMOVAL, PREPARATION AND/OR STABILIZATION OF THESE MATERIALS SHALL BE PERFORMED BY A HAZARDOUS MATERIALS REMEDIATION COMPANY, TO BE SELECTED UNDER SEPARATE CONTRACT. THE INTENT IS THAT ASBESTOS-CONTAINING MATERIALS SUBJECT TO FULL OR PARTIAL DEMOLITION WILL BE REMOVED AND ABATED PRIOR TO THE GENERAL CONTRACTOR COMMENCING WORK.

7. PROTECT EXISTING UTILITIES INDICATED TO REMAIN IN SERVICE. DO NOT INTERRUPT UTILITIES SERVING OCCUPIED FACILITIES, EXCEPT WHEN AUTHORIZED BY BUILDING OWNER AND AUTHORITIES HAVING JURISDICTION. IN SUCH CASES, PROVIDE TEMPORARY UTILITIES AS REQUIRED.

8. EXISTING FIRE SPRINKLERS, FIRE HOSE VALVE AND EXISTING FIRE ALARM TO REMAIN OPERATIONAL THROUGHOUT THE CONSTRUCTION PROCESS.

9. CONTRACTOR TO PATCH AND REPAIR ANY EXISTING WALLS THAT ARE DAMAGED.

10. WHERE FINISHES HAVE BEEN REMOVED FROM (E) WALLS TO REMAIN, PATCH & RE-PAINT WALLS AS REQUIRED

11. PATCH EXISTING SPRAY FIREPROOFING AT COLUMNS & BEAMS WHERE DAMAGED

12. SAFE OFF ALL EXISTING WORKSTATION POWER AT THE ELECTRICAL WHIP JUNCTION BOX AND LEAVE EXISTING TELE/DATA CABLES COILED. EXISTING CONDUITS, IN-WALL INFRASTRUCTURE, ELECTRICAL WIRING, AND TELE/DATA CABLING TO REMAIN.

13. SAFE OFF ALL EXISTING ELECTRIFIED CONFERENCE ROOM TABLE POWER AT THE FLOOR MONUMENT/JUNCTION BOX AND LEAVE EXISTING TELE/DATA CABLES COILED ON THE FLOOR. BELOW FLOOR CONDUIT INFRASTRUCTURE, ELECTRICAL WIRING, AND TELE/DATA CABLING TO REMAIN.

14. REMOVE ALL TV'S/MONITORS AND MOUNTING BRACKETS IN THE CONFERENCE ROOMS, MEETING ROOMS, OFFICES, AND OPEN AREAS. ALL ELECTRICAL/DATA/AV PARTITION OUTLETS AND IN-WALL INFRASTRUCTURE TO REMAIN. ALL PARTITIONS TO BE PATCHED AND PAINTED AFTER TV'S/MONITORS AND MOUNTING BRACKETS ARE REMOVED.

15. REMOVE ALL ROOM SCHEDULERS THROUGHOUT THE 5TH FLOOR. EXISTING DOOR FRAMES TO REMAIN AS IS, U.O.N.

16. ALL LIGHTING, SWITCHING, CONDUITS, AND INFRASTRUCTURE / POWER POLES TO REMAIN U.O.N.

17. ALL ELECTRICAL WIRING AND DISTRIBUTION TO REMAIN U.O.N.

18. ALL MECHANICAL SYSTEMS AND CONTROLS TO REMAIN U.O.N.

19. SAFE OFF AND REMOVE ALL IT/AV/SECURITY EQUIPMENT IN THE EXISTING IT/IDF ROOMS. EXISTING IT RACKS, TELE/DATA CABLING, ELECTRICAL INFRASTRUCTURE, AND SUPPLEMENTAL COOLING TO REMAIN.

20. EXISTING EXPOSED CEILING AND ACOUSTICAL CEILINGS TO REMAIN, INCLUDING EXISTING FINISHES U.O.N.

21. EXISTING FABRIC WALL PANELS ARE TO REMAIN, U.O.N.

22. GC TO COORDINATE W/ CLIENT ON FF&E SCOPE TO PRESERVE

23. PAINT ALL COLORED WALLS, CEILINGS & COLUMNS WHITE

24. REMOVE ALL LYFT BRANDING ELEMENTS

25. REMOVE ALL ARTWORK, WALL ACCESSORIES, WAYFINDING, SIGNAGE, WHITEBOARDS - PATCH & REPAINT WALLS AS NEEDED

DEMOLITION PLAN - LEGEND

(dashed line)	DEMOLITION
(solid line)	EXISTING TO REMAIN
(shaded area)	NO DEMO WORK IN THIS AREA

DEMOLITION PLAN - SHEET NOTES

① AREA OF DEMOLITION TO REMAIN VACANT UNTIL ALL ACCESSIBILITY FEATURES HAVE BEEN RESTORED, PER SF ADMINISTRATIVE BULLETIN AB 017.

BERRY
400 | 300 | 200 | 100
400 | 300 | 200 | 100
CHANNEL

DEMOLITION PLAN - FLOOR C5 - C

A1.15C

PROJECT NO. 22532.00

807676.01/WLA 888888-00912/11-11-22/ejs/ejs	-7-	SUBLEASE EXTENSION AMENDMENT China Basin Landing [Dropbox/Lyft]
08274\001\9305170.v4